As filed with the Securities and Exchange Commission on January 5, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21334

NEUBERGER BERMAN INCOME OPPORTUNITY FUND INC.
(Exact Name of the Registrant as Specified in Charter)

c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

(Address of Principal Executive Offices – Zip Code)

Registrant’s telephone number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer
c/o Neuberger Berman Management LLC
Neuberger Berman Income Opportunity Fund Inc.
605 Third Avenue, 2nd Floor

New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600

(Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2008

Date of reporting period: October 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders

Neuberger Berman
Income Opportunity
Fund Inc.

(Ticker Symbol: NOX)

Annual Report

October 31, 2008

Contents

THE FUND

President's Letter	1

PORTFOLIO COMMENTARY

Neuberger Berman Income Opportunity Fund	2

SCHEDULE OF INVESTMENTS/TOP TEN EQUITY HOLDINGS	7

FINANCIAL STATEMENTS	16

FINANCIAL HIGHLIGHTS/PER SHARE DATA	28

Report of Independent Registered Public Accounting Firm	30

Distribution Reinvestment Plan	31

Directory	33

Directors and Officers	34

Proxy Voting Policies and Procedures	44

Quarterly Portfolio Schedule	44

Notice to Shareholders	44

Changes to By-Laws	44

Board Consideration of the Management and Sub-Advisory Agreements	45

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management LLC" and the individual Fund name in this shareholder report are either service marks or registered service marks of Neuberger Berman Management LLC, formerly, Neuberger Berman Management Inc. ©2008 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present to you this annual report for Neuberger Berman Income Opportunity Fund Inc. for the fiscal year ended October 31, 2008. The report includes portfolio commentary, a listing of the Fund's investments, and its audited financial statements for the reporting period.

The Fund's investment objective is to provide high current income with capital appreciation as a secondary objective through a diversified portfolio of both real estate securities and high yield bonds.

In the real estate portion of the Fund, our investment approach combines analysis of security fundamentals and real estate with property sector diversification. Our disciplined valuation methodology seeks real estate securities that are attractively priced relative to their historical growth rates and the valuation of other property sectors.

In the high yield portion of the Fund, our investment approach focuses on generating income and managing risk. We seek to avoid the default and volatility risk associated with many high yield bonds by applying rigorous credit analysis to higher quality issues, and by emphasizing the intermediate range of the yield curve.

We believe that our conservative investing philosophy and disciplined investment process will benefit shareholders by providing attractive current income over the long term.

Since February 2008, the market for auction rate preferred securities has experienced significant disruption that has resulted in failed auctions for many of these securities, including the auction preferred shares (APS) issued by the Fund. Moreover, the difficult markets experienced throughout the reporting period grew more extreme during September and October and caused the Fund to experience increased asset depreciation and extreme volatility in the prices of its portfolio securities. This volatility caused the value of the Fund's portfolio securities, and correspondingly the asset coverage on its leverage, to rise and fall.

On September 23, 2008, the Fund announced a new financing arrangement that would provide it with the ability to redeem 100% of its APS. In light of the challenges presented by the markets, in October and November the Fund redeemed all of its APS, determined that it was appropriate to reduce its leverage by approximately 54% and utilized the new financing arrangement to refinance its leverage by issuing privately placed preferred shares and notes. The Fund may reduce its leverage further should market conditions warrant. In light of the challenges faced by the Fund and the continued economic uncertainty, the Board decided to reduce the monthly distribution rate beginning with the distribution to be paid in January 2009.

In addition, I want to inform you that Steve Shigekawa and Brian Jones — longstanding members of Neuberger Berman's REIT team — have been named Portfolio Co-Managers of the Fund, responsible for the real estate portion of the portfolio. They join Portfolio Co-Managers Ann Benjamin and Tom O'Reilly, who are responsible for the high yield portion of the Fund.

Steve joined the REIT team in 2002 and became Associate Portfolio Manager in 2005. Brian has been with the firm since 1999, joined the REIT team in 2003, and was named Associate Portfolio Manager in 2007. Both Steve and Brian have more than 10 years of investment experience and, during their tenure, have made significant contributions to the success of the Fund. I wish them success in their new role.

Thank you for your confidence in Neuberger Berman. We will continue to work hard to earn it.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman Income Opportunity Fund Inc.

Income Opportunity Fund Inc. Portfolio Commentary

For the fiscal year ended October 31, 2008, on a net asset value (NAV) basis, Neuberger Berman Income Opportunity Fund Inc. posted a negative return in a difficult market environment, as both real estate investment trusts (REITs) and high yield securities experienced declines. The Fund's use of leverage (a performance enhancer in up markets and a detractor during market retreats) also penalized returns during the sell-offs, particularly for the REIT portion of the portfolio, as it was forced to sell some securities to raise cash in order to reduce leverage.

At the end of the reporting period, the Fund held 27.9% of its investments in REIT common stocks, 9.7% in REIT preferred shares, 57.3% in bonds and 5.1% in cash and cash equivalents.

Real Estate Securities

The real estate securities segment of the Fund posted a significant decline for the fiscal year, underperforming the FTSE NAREIT Equity REITs Index.

The REIT market experienced extreme volatility during the reporting period. Early on, prices moved lower as constrained credit markets increased REITs' cost of capital and investors became concerned that a more sluggish economy could negatively impact commercial real estate fundamentals. Although REITs seemed to stabilize in January, big price swings resumed as disturbing financial industry headlines sparked periods of panic selling of stocks and bonds. In May, REITs rallied, we believe in part due to investor rotation into more defensive market sectors. REIT prices remained relatively firm through the end of the summer. However, in September and October, additional traumas to the financial system caused the broad market and REITs to spiral downward.

In this extraordinarily challenging environment, our bias toward REITs with strong balance sheets and ready access to capital was beneficial to relative results as equity REIT holdings outperformed in most sectors. The real estate securities portfolio's overweighting in Health Care, the benchmark's second best performing sector, also enhanced relative returns. On the downside, exposure to preferred securities and mortgage REITs (which are not in the FTSE NAREIT Equity REITs Index) were a substantial negative for relative returns.

After recent declines, we believe that REIT market valuations are quite attractive. As of fiscal year-end, REITs are trading on average at a 20% discount to NAV versus a long-term average premium of 3%, and at 9.6 times the funds from operations (FFO) compared to the historical average of 12.5 times FFO. They provide a yield which is higher than their long-term average of 6% and more than the yield on 10-year Treasuries.

While we do not make economic forecasts, we believe we have positioned the REIT portfolio to weather the current difficult economic environment. We continue to hold high quality companies in less economically sensitive property groups such as Health Care and Self Storage. We have increased exposure to the Apartments sector due to ongoing distress in the single family housing market. In the Retail sector, we favor companies whose properties are anchored by consumer staples businesses like supermarkets and drug stores, and major discount retailers. In the Office and Industrials sectors, we are biased toward REITs with stable income streams secured by long leases with established and financially healthy tenants. Across all REIT sectors, we own companies with less leveraged capital structures and longer debt maturity schedules.

High Yield Securities

The high yield securities portion of the Fund posted a negative return for the fiscal year but significantly outperformed the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index.

Despite several rallies during the reporting period, high yield bonds ultimately fell victim to the turmoil in the financial markets, the weakening economy and heightened investor risk aversion. As the fiscal year began, the spread on high yield bonds (or the difference between comparable maturity U.S. Treasuries and high yield issues) was 417 basis points (4.17%) — well below their 10-year average of roughly 500 basis points. High yield spreads widened (and prices fell) as the fallout from the subprime mortgage market intensified and investors looked to shed riskier assets. They stabilized in the spring, only to weaken in June and largely tread water through August.

However, worsening financial turmoil soon triggered a massive flight to quality into short-term Treasuries, while virtually every spread (non-Treasury) sector performed poorly. Nowhere was this more evident than in the high yield bond market. After posting its worst monthly performance ever in September, the high yield market fell even further in October, as spreads soared to 1,492 basis points. As one would expect in this environment, more speculative CCC rated bonds significantly underperformed their BB rated counterparts (the highest rated securities in the non-investment grade universe).

While not much of a consolation, given the high yield market's decline, the high yield securities portion of the Fund outperformed the relevant Barclays Capital index (as noted above) during the reporting period. This was due to our relatively defensive positioning, which included underweighting CCC rated securities and overweighting BB rated issues. We also maintained an emphasis on companies with superior cash flow stability and avoided those cyclical issues that we believed were likely be hurt by both a recession and weaker consumer spending. From an industry perspective, sector weightings and security selection in Energy, Packaging, Gaming and Financial Services contributed positively to relative performance. In contrast, sector weightings and security selection in Autos Retailers, Wireless Telecom and Chemicals detracted from relative results.

Looking ahead, our analysis suggests that the high yield market will continue to face headwinds, which causes us to maintain our defensive positioning. In addition to the issues that triggered recent sharp declines, we believe that volatility is likely to persist in light of poor liquidity in the capital markets, continued deleveraging and uncertainties regarding the new administration's economic plans. We also expect to see rising default levels for high yield bonds given the weakening economy. Against this backdrop, we believe that our commitment to internally generated research, with a concentrated focus on assessing company and industry fundamentals, will be paramount as we seek to generate high total returns consistent with capital preservation.

Sincerely,

Ann Benjamin, Tom O'Reilly,
Brian Jones and Steve Shigekawa
Co-Portfolio Managers

RATING DIVERSIFICATION

(% of High Yield Bond Ratings)
AAA/Government/
Government Agency	0.0%
AA	0.0
A	0.0
BBB	4.9
BB	26.7
B	20.7
CCC	5.1
Not Rated	0.0
Short Term	5.1

INDUSTRY DIVERSIFICATION

(% of Equity Market Value)
Apartments	9.7%
Commercial Financing	2.1
Diversified	0.9
Health Care	6.2
Home Financing	0.3
Hybrid	0.8
Industrial	0.6
Lodging/Resorts	4.4
Mixed	0.7
Office	4.4
Regional Malls	1.8
Self Storage	1.4
Shopping Centers	3.7
Specialty	0.5

PERFORMANCE HIGHLIGHTS

Neuberger Berman

	Inception		Average Annual Total Return
NAV[1,3,4]	Date	1 Year	5 Year	Since Inception
Income Opportunity Fund	06/24/2003	(61.28%)	(9.33%)	(7.88%)
	Inception		Average Annual Total Return
Market Price[2,3,4]	Date	1 Year	5 Year	Since Inception
Income Opportunity Fund	06/24/2003	(58.91%)	(9.56%)	(9.75%)

Closed-end funds, unlike open-end funds, are not continually offered. There is an initial public offering and, once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The composition, industries and holdings of the Fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

Endnotes

1  Returns based on the net asset value (NAV) of the Fund.

2  Returns based on the market price of Fund shares on the American Stock Exchange.

3  Neuberger Berman Management LLC has contractually agreed to waive a portion of the management fees that it is entitled to receive from the Fund. The undertaking lasts until October 31, 2011. Please see the notes to the financial statements for specific information regarding the rate of the management fees waived by Neuberger Berman Management LLC. Absent such a waiver, the performance of the Fund would be lower.

4  Unaudited performance data current to the most recent month-end are available at www.nb.com.

Glossary of Indices

FTSE NAREIT Equity REITs Index:	The FTSE NAREIT Equity REITs Index tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange. REITs are classified as Equity if 75% or more of their gross invested book assets are invested directly or indirectly in equity of commercial properties.

Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index*:	The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged sub-index of the Barclays Capital High Yield Index (which includes all U.S. dollar-denominated, taxable, fixed rate, non-investment grade debt), capped such that no single issuer accounts for more than 2% of the index weight.

* Effective November 3, 2008 Barclays Capital announced the combination of the existing Lehman Brothers indices with the Barclays Capital indices into a single platform under the "Barclays Capital Indices" name. The renamed Lehman Brothers indices will continue to operate under their existing methodology. The index name changes will be reflected in all updates going forward.

Please note that the indices and averages do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that investors cannot invest directly in any index or average. Data about the performance of each index and average is prepared or obtained by Management and includes reinvestment of all dividends and capital gain distributions. Each Fund may invest in securities not included in its respective index or average.

Schedule of Investments Income Opportunity Fund Inc.

TOP TEN EQUITY HOLDINGS

	Holding	%
1	Mid-America Apartment Communities	8.5
2	Tanger Factory Outlet Centers	4.4
3	LaSalle Hotel Properties	3.1
4	Ventas, Inc.	2.4
5	NorthStar Realty Finance	2.4
	Holding	%
6	UDR, Inc.	2.3
7	Health Care REIT	2.2
8	Highwoods Properties	2.2
9	BioMed Realty Trust	1.9
10	OMEGA Healthcare Investors	1.9

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Common Stocks (38.5%)
Apartments (9.2%)
50,800	American Campus Communities	$1,320
30,600	Camden Property Trust	1,031
40,700	Equity Residential	1,422
57,400	Mid-America Apartment Communities	2,023
96,000	UDR, Inc.	1,897
		7,693
Commercial Products & Services (1.3%)
28,900	Annaly Capital Management	402
42,718	Capital Trust	337
58,700	NorthStar Realty Finance	338
		1,077
Community Centers (4.7%)
66,100	Developers Diversified Realty	871
83,200	Tanger Factory Outlet Centers	3,009
		3,880
Diversified (1.5%)
42,400	Washington Real Estate Investment Trust	1,271
Health Care (8.7%)
33,000	HCP, Inc.	988
29,602	Health Care REIT	1,317
44,300	Nationwide Health Properties	1,322
102,900	OMEGA Healthcare Investors	1,551
56,000	Ventas, Inc.	2,019
		7,197
Industrial (1.0%)
23,700	EastGroup Properties	793
Lodging (1.9%)
95,000	DiamondRock Hospitality	492
36,000	Eagle Hospitality Properties Trust	199
63,000	LaSalle Hotel Properties	887
		1,578

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Office (5.5%)
111,500	BioMed Realty Trust	$1,567	ØØ
72,300	Highwoods Properties	1,794
53,400	Mack-Cali Realty	1,213
		4,574
Office—Industrial (0.9%)
53,500	Duke Realty	755
Regional Malls (1.6%)
126,600	General Growth Properties	524
27,800	Macerich Co.	818
		1,342
Self Storage (2.2%)
95,100	Extra Space Storage	1,095
2,700	Public Storage, Depositary Shares	63
21,900	Sovran Self Storage	711
		1,869
	Total Common Stocks (Cost $39,054)	32,029
Preferred Stocks (21.0%)
Apartments (6.4%)
12,400	Apartment Investment & Management, Ser. T	172
10,000	Apartment Investment & Management, Ser. U	134
252,200	Mid-America Apartment Communities, Ser. H	5,020
		5,326
Commercial Services (2.5%)
20,000	Anthracite Capital, Ser. C	141
20,000	Newcastle Investment, Ser. B	108
39,500	Newcastle Investment, Ser. D	194
200,000	NorthStar Realty Finance, Ser. A	1,625
		2,068

See Notes to Schedule of Investments 7

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Community Centers (1.3%)
20,000	Cedar Shopping Centers, Ser. A	$328
12,000	Developers Diversified Realty, Ser. I	119
34,000	Tanger Factory Outlet Centers, Ser. C	667
		1,114
Diversified (1.3%)
200,000	iStar Financial, Ser. E	580
160,000	iStar Financial, Ser. F	480
		1,060
Health Care (1.4%)
25,000	Health Care REIT, Ser. D	497
34,000	LTC Properties, Ser. F	680
		1,177
Lodging (3.9%)
22,600	Hersha Hospitality Trust, Ser. A	255
16,000	Host Hotels & Resorts, Ser. E	278
77,500	LaSalle Hotel Properties, Ser. B	1,007
28,000	LaSalle Hotel Properties, Ser. D	309
33,000	LaSalle Hotel Properties, Ser. E	388
31,000	Strategic Hotels & Resorts, Ser. B	217
51,300	Strategic Hotels & Resorts, Ser. C	353
154,600	W2007 Grace Acquisition I, Ser. B	386
		3,193
Office (1.6%)
60,000	DRA CRT Acquisition, Ser. A	353
60,000	Kilroy Realty, Ser. E	855
6,800	SL Green Realty, Ser. D	95
		1,303
Office—Industrial (0.9%)
25,000	Digital Realty Trust, Ser. A	375
16,900	Digital Realty Trust, Ser. B	245
8,000	PS Business Parks, Ser. K	138
		758
Real Estate/REIT (0.4%)
50,000	Ashford Hospitality Trust, Ser. D	355
Regional Malls (1.3%)
60,000	Glimcher Realty Trust, Ser. F	481
61,800	Glimcher Realty Trust, Ser. G	433
11,300	Taubman Centers, Ser. G	189	ØØ
		1,103
Total Preferred Stocks	(Cost $44,913)	17,457

See Notes to Schedule of Investments 8

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Bank Loan Obligations (11.4%)
Automotive (1.4%)
$1,350	Ford Motor Co., Term Loan B, 5.24%, due 12/16/13	$737	^
876	General Motors Corp., Term Loan B, 5.80%, due 11/29/13	458
		1,195
Chemicals (0.8%)
720	Huntsman Int'l LLC, Term Loan B, 6.50%, due 4/19/14	627	^
Electric—Integrated (1.8%)
1,845	Texas Competitive Electric Holdings Co. LLC, Term Loan B3, 6.30% - 7.64%, due 10/10/14	1,445
Health Services (2.4%)
2,343	HCA, Inc., Term Loan A, 5.26%, due 11/18/12	1,972
Media—Cable (3.1%)
3,184	Charter Communications Operating LLC, Term Loan, 5.47% & 5.50%, due 3/6/14	2,351	^
350	Mediacom Broadband LLC, Term Loan D2, 5.26%, due 4/9/09	252	^
		2,603
Packaging (1.6%)
1,818	Berry Plastics Holding Corp., Term Loan C, 4.80%, due 4/3/15	1,326	^
Software/Services (0.3%)
358	Sungard Data Systems, Inc., Term Loan B, 5.71%, due 2/28/14	273	^
	Total Bank Loan Obligations (Cost $10,825)	9,441
Corporate Debt Securities (79.0%)
Aerospace/Defense (2.1%)
105	L-3 Communications Corp., Guaranteed Senior Unsecured Subordinated Notes, 6.13%, due 7/15/13	91
135	L-3 Communications Corp., Guaranteed Notes, 5.88%, due 1/15/15	111
1,875	L-3 Communications Corp., Guaranteed Notes, Ser. B, 6.38%, due 10/15/15	1,556
		1,758
Auto Loans (0.8%)
565	Ford Motor Credit Co., Senior Unsecured Notes, 7.38%, due 2/1/11	352
485	General Motors Acceptance Corp., Senior Unsecured Notes, 6.88%, due 9/15/11	284
		636
Automotive (1.1%)
1,285	Ford Motor Co., Senior Unsecured Notes, 7.45%, due 7/16/31	405
1,265	General Motors Corp., Senior Unsecured Notes, 7.20%, due 1/15/11	512	ØØ
		917

See Notes to Schedule of Investments 9

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Chemicals (1.7%)
$575	Airgas, Inc., Guaranteed Notes, 7.13%, due 10/1/18	$474	ñ
895	MacDermid, Inc., Senior Subordinated Notes, 9.50%, due 4/15/17	474	ñ
980	Momentive Performance Materials, Inc., Guaranteed Notes, 10.13%, due 12/1/14	471
		1,419
Electric—Generation (9.2%)
273	AES Corp., Senior Secured Notes, 8.75%, due 5/15/13	249	ñ
475	AES Corp., Senior Unsecured Notes, 8.00%, due 6/1/20	349	ñ
1,145	Dynegy Holdings, Inc., Senior Unsecured Notes, 7.75%, due 6/1/19	767
3,895	Dynegy-Roseton Danskammer, Pass-Through Certificates, Ser. B, 7.67%, due 11/8/16	2,925
480	Edison Mission Energy, Senior Unsecured Notes, 7.50%, due 6/15/13	404
2,885	Edison Mission Energy, Senior Unsecured Notes, 7.63%, due 5/15/27	1,875	ØØ
1,260	NRG Energy, Inc., Guaranteed Notes, 7.25%, due 2/1/14	1,103
		7,672
Electric—Integrated (5.8%)
1,885	CMS Energy Corp., Senior Unsecured Notes, 6.88%, due 12/15/15	1,542
1,110	Energy Future Holdings Corp., Guaranteed Notes, 11.25%, due 11/1/17	694	ñ
1,430	IPALCO Enterprises, Inc., Senior Secured Notes, 7.25%, due 4/1/16	1,194	ñ
2,215	Texas Competitive Electric Holdings Co. LLC, Guaranteed Notes, 10.50%, due 11/1/16	1,384	ñ
		4,814
Electronics (1.7%)
710	Flextronics Int'l, Ltd., Senior Subordinated Notes, 6.25%, due 11/15/14	540
1,620	Freescale Semiconductor, Inc., Guaranteed Notes, 9.13%, due 12/15/14	591
640	NXP BV/NXP Funding LLC, Senior Secured Floating Rate Notes, 7.50%, due 1/15/09	282	µ
		1,413
Energy-Exploration & Production (7.2%)
1,190	Chesapeake Energy Corp., Guaranteed Notes, 7.50%, due 9/15/13	1,000
1,635	Chesapeake Energy Corp., Guaranteed Notes, 7.50%, due 6/15/14	1,345
1,180	Chesapeake Energy Corp., Guaranteed Notes, 6.88%, due 1/15/16	947
545	Cimarex Energy Co., Guaranteed Notes, 7.13%, due 5/1/17	436
420	Newfield Exploration Co., Senior Subordinated Notes, 6.63%, due 4/15/16	311
1,720	Pioneer Natural Resources Co., Senior Unsecured Notes, 6.65%, due 3/15/17	1,295
825	Southwestern Energy Co., Senior Notes, 7.50%, due 2/1/18	676	ñ
		6,010
Food & Drug Retailers (0.7%)
1,550	Rite Aid Corp., Guaranteed Notes, 9.50%, due 6/15/17	558
Gaming (4.8%)
495	Chukchansi Economic Development Authority, Senior Unsecured Notes, 8.00%, due 11/15/13	262	ñ
1,060	FireKeepers Development Authority, Senior Secured Notes, 13.88%, due 5/1/15	753	ñ
365	Fontainebleau Las Vegas Holdings LLC, Second Mortgage, 10.25%, due 6/15/15	49	ñ
585	Harrah's Operating Co., Inc., Guaranteed Notes, 10.75%, due 2/1/16	190	ñØØ
430	MGM Mirage, Inc., Senior Secured Notes, 13.00%, due 11/15/13	396	ñØ
160	MGM Mirage, Inc., Guaranteed Notes, 7.50%, due 6/1/16	94
1,165	Pokagon Gaming Authority, Senior Notes, 10.38%, due 6/15/14	1,060	ñ
1,095	San Pasqual Casino, Notes, 8.00%, due 9/15/13	843	ñ
805	Shingle Springs Tribal Gaming Authority, Senior Notes, 9.38%, due 6/15/15	395	ñ
		4,042

See Notes to Schedule of Investments 10

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Gas Distribution (9.8%)
$985	AmeriGas Partners L.P., Senior Unsecured Notes, 7.13%, due 5/20/16	$726	ØØ
990	El Paso Natural Gas Co., Senior Unsecured Notes, 8.38%, due 6/15/32	800
1,070	Ferrellgas Partners L.P., Senior Unsecured Notes, 8.75%, due 6/15/12	802	ØØ
951	Ferrellgas Partners L.P., Senior Unsecured Notes, 6.75%, due 5/1/14	675	ØØ
760	Ferrellgas Partners L.P., Senior Unsecured Notes, 6.75%, due 5/1/14	540	ñ
832	Kinder Morgan, Inc., Senior Unsecured Notes, 6.50%, due 9/1/12	728	ØØ
325	Kinder Morgan, Inc., Senior Unsecured Notes, 5.15%, due 3/1/15	250
980	MarkWest Energy Partners L.P., Senior Notes, Ser. B, 8.75%, due 4/15/18	706
325	Sabine Pass L.P., Senior Secured Notes, 7.25%, due 11/30/13	231	ØØ
1,910	Sabine Pass L.P., Senior Secured Notes, 7.50%, due 11/30/16	1,318
1,335	Transcontinental Gas Pipe Line, Senior Unsecured Notes, 7.25%, due 12/1/26	1,053
375	Williams Cos., Inc., Senior Unsecured Notes, 7.13%, due 9/1/11	338
		8,167
Health Services (8.3%)
165	DJO Finance LLC, Guaranteed Notes, 10.88%, due 11/15/14	133
235	LVB Acquisition Merger, Inc., Guaranteed Notes, 10.38%, due 10/15/17	196
1,791	NMH Holdings, Inc., Senior Unsecured Floating Rate Notes, 9.94%, due 12/15/08	1,325	ñµ
1,720	Select Medical Corp., Guaranteed Notes, 7.63%, due 2/1/15	1,075
315	Service Corp. Int'l, Senior Unsecured Notes, 6.75%, due 4/1/15	248
2,660	Service Corp. Int'l, Senior Unsecured Notes, 7.50%, due 4/1/27	1,842
75	Ventas Realty L.P., Guaranteed Notes, 6.75%, due 6/1/10	71
475	Ventas Realty L.P., Senior Notes, 6.63%, due 10/15/14	406
20	Ventas Realty L.P., Guaranteed Notes, 7.13%, due 6/1/15	17
1,495	Ventas Realty L.P., Guaranteed Notes, 6.50%, due 6/1/16	1,226
450	Ventas Realty L.P., Guaranteed Notes, 6.75%, due 4/1/17	369
		6,908
Hotels (0.4%)
455	Host Hotels & Resorts L.P., Senior Secured Notes, 7.13%, due 11/1/13	357
Leisure (1.0%)
1,290	Royal Caribbean Cruises, Senior Unsecured Notes, 7.50%, due 10/15/27	800
Media—Broadcast (1.1%)
1,250	LIN Television Corp., Guaranteed Notes, 6.50%, due 5/15/13	700
385	LIN Television Corp., Guaranteed Notes, Ser. B, 6.50%, due 5/15/13	216
		916
Media—Cable (1.6%)
565	EchoStar DBS Corp., Guaranteed Notes, 7.13%, due 2/1/16	453
675	Mediacom Broadband LLC, Senior Unsecured Notes, 8.50%, due 10/15/15	500
400	Videotron Ltd., Guaranteed Notes, 6.88%, due 1/15/14	332
		1,285
Metals/Mining Excluding Steel (2.8%)
570	Aleris Int'l, Inc., Guaranteed Notes, 9.00%, due 12/15/14	197
560	Arch Western Finance Corp., Senior Secured Notes, 6.75%, due 7/1/13	470
275	Freeport-McMoRan Copper & Gold, Senior Unsecured Notes, 8.25%, due 4/1/15	220
75	Freeport-McMoRan Copper & Gold, Senior Unsecured Notes, 8.38%, due 4/1/17	59
915	Massey Energy Co., Guaranteed Notes, 6.88%, due 12/15/13	741
215	Peabody Energy Corp., Guaranteed Notes, Ser. B, 6.88%, due 3/15/13	189
580	Peabody Energy Corp., Guaranteed Notes, 5.88%, due 4/15/16	446
		2,322

See Notes to Schedule of Investments 11

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Non-Food & Drug Retailers (0.4%)
$560	Blockbuster, Inc., Guaranteed Notes, 9.00%, due 9/1/12	$319
Packaging (0.8%)
585	Ball Corp., Guaranteed Unsecured Notes, 6.88%, due 12/15/12	538	ØØ
205	Berry Plastics Corp., Senior Secured Floating Rate Notes, 9.50%, due 1/15/09	154	µ
		692
Printing & Publishing (0.5%)
750	Dex Media West LLC, Senior Subordinated Notes, Ser. B, 9.88%, due 8/15/13	281
350	Dex Media, Inc., Senior Disc. Notes, Step-Up, 0.00%/9.00%, due 11/15/13	79	^^
595	Idearc, Inc., Guaranteed Notes, 8.00%, due 11/15/16	83
		443
Real Estate Dev. & Mgt. (1.1%)
1,040	American Real Estate Partners L.P., Senior Unsecured Notes, 8.13%, due 6/1/12	707
305	American Real Estate Partners L.P., Guaranteed Notes, 7.13%, due 2/15/13	192
		899
Restaurants (0.5%)
670	NPC Int'l, Inc., Guaranteed Notes, 9.50%, due 5/1/14	415	ØØ
Software/Services (2.0%)
1,225	Lender Processing Services, Inc., Guaranteed Notes, 8.13%, due 7/1/16	1,047
510	Sungard Data Systems, Inc., Senior Unsecured Notes, 10.63%, due 5/15/15	431	ñ
305	Sungard Data Systems, Inc., Guaranteed Notes, 10.25%, due 8/15/15	214
		1,692
Steel Producers/Products (1.8%)
1,070	Metals U.S.A. Holdings Corp., Senior Unsecured Floating Rate Notes, 10.88%, due 1/1/09	588	µ
730	Steel Dynamics, Inc., Guaranteed Notes, 7.38%, due 11/1/12	543
625	Tube City IMS Corp., Guaranteed Notes, 9.75%, due 2/1/15	363
		1,494
Support—Services (4.2%)
1,560	Cardtronics, Inc., Guaranteed Notes, 9.25%, due 8/15/13	1,225
505	Cardtronics, Inc., Guaranteed Notes, Ser. B, 9.25%, due 8/15/13	396
1,680	Knowledge Learning Corp., Inc., Guaranteed Notes, 7.75%, due 2/1/15	1,310	ñ
840	United Rentals N.A., Inc., Guaranteed Senior Notes, 6.50%, due 2/15/12	588
		3,519
Telecom—Integrated/Services (5.6%)
950	Dycom Industries, Inc., Guaranteed Notes, 8.13%, due 10/15/15	641
1,210	Nextel Communications, Inc., Guaranteed Notes, Ser. E, 6.88%, due 10/31/13	690
400	Qwest Corp., Senior Unsecured Notes, 7.88%, due 9/1/11	347
650	Qwest Corp., Senior Unsecured Notes, 8.88%, due 3/15/12	569
965	Sprint Capital Corp., Guaranteed Notes, 6.90%, due 5/1/19	680
1,275	Sprint Capital Corp., Guaranteed Notes, 6.88%, due 11/15/28	746
635	Sprint Nextel Corp., Senior Unsecured Notes, 6.00%, due 12/1/16	440
600	Windstream Corp., Guaranteed Notes, 8.13%, due 8/1/13	493
		4,606

See Notes to Schedule of Investments 12

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)
Theaters & Entertainment (1.3%)
$1,270	AMC Entertainment, Inc., Guaranteed Notes, Ser. B, 8.63%, due 8/15/12	$1,067
Transportation Excluding Air/Rail (0.7%)
990	ERAC USA Finance Co., Guaranteed Notes, 7.00%, due 10/15/37	579	ñ
	Total Corporate Debt Securities (Cost $89,386)	65,719
NUMBER OF SHARES
Short-Term Investments (8.1%)
6,735,947	Neuberger Berman Prime Money Fund Trust Class (Cost $6,736)	6,736	@
	Total Investments (158.0%) (Cost $190,914)	131,382	##
	Liabilities, less cash, receivables and other assets [(20.3%)]	(16,849)
	Liquidation Value of Auction Preferred Shares [(37.7%)]	(31,375)
	Total Net Assets Applicable to Common Shareholders (100.0%)	$83,158

See Notes to Schedule of Investments 13

Notes to Schedule of Investments

†  Investments in equity securities by Neuberger Berman Income Opportunity Fund Inc. (the "Fund") are valued by obtaining valuations from an independent pricing service. The independent pricing service values equity securities at the latest sale price when that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting t rades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. Investments in debt securities are valued daily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. For both debt and equity securities, if such quotations are not readily available, securities are valued using me thods the Board of Directors of the Fund (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will pr ovide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

##  At October 31, 2008, the cost of investments for U.S. federal income tax purposes was $192,198,000. Gross unrealized appreciation of investments was $5,537,000 and gross unrealized depreciation of investments was $66,353,000, resulting in net unrealized depreciation of $60,816,000 based on cost for U.S. federal income tax purposes.

@  Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management LLC and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & E of Notes to Financial Statements).

See Notes to Financial Statements 14

Notes to Schedule of Investments (cont'd)

ñ  Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At October 31, 2008, these securities amounted to approximately $13,627,000 or 16.4% of net assets applicable to common shareholders.

ØØ  All or a portion of this security is segregated in connection with obligations for when-issued and delayed delivery purchase commitments.

µ  Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of October 31, 2008.

^^  Denotes a step-up bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.

Ø  All or a portion of this security was purchased on a when-issued basis. At October 31, 2008, these securities amounted to $396,000 or 0.5% of net assets.

^  All or a portion of this security was purchased on a delayed delivery basis. As of October 31, 2008, the Fund had unfunded loan commitments of approximately $2,583,000, pursuant to the following loan agreements:

Borrower	Principal Amount	Unfunded Commitment
Berry Plastics Holding Corp., Term Loan C, 4.80%, due 4/3/15	340,000	248,000
Charter Communications Operating LLC, Term Loan, 5.47% & 5.50%, due 3/6/14	605,000	446,000
Ford Motor Co., Term Loan B, 5.24%, due 12/16/13	1,350,000	737,000
Huntsman Int'l LLC, Term Loan B, 6.50%, due 4/19/14	720,000	627,000
Mediacom Broadband LLC, Term Loan D2, 5.26%, due 4/9/09	350,000	252,000
Sungard Data Systems, Inc., Term Loan B, 5.71%, due 2/28/14	358,000	273,000

See Notes to Financial Statements 15

Statement of Assets and Liabilities

Neuberger Berman
(000's omitted except per share amounts)

INCOME OPPORTUNITY FUND
October 31, 2008
Assets
Investments in securities, at market value * (Notes A & E)—see Schedule of Investments:
Unaffiliated issuers	$124,646
Affiliated issuers	6,736
131,382
Dividends and interest receivable	2,716
Receivable for securities sold	5,022
Receivable for securities lending income (Note A)	6
Receivable from transfer agent	14
Prepaid expenses and other assets	117
Total Assets	139,257
Liabilities
Notes payable (Note A)	19,000
Due to custodian	2,287
Distributions payable-preferred shares	1
Distributions payable-common shares	163
Payable for securities purchased	3,052
Payable to investment manager—net (Notes A & B)	64
Payable to administrator (Note B)	46
Payable for securities lending fees (Note A)	2
Interest payable	5
Accrued expenses and other payables	104
Total Liabilities	24,724
Auction Market Preferred Shares Series B at liquidation value 6,000 shares authorized, 1,255 shares issued and outstanding $.0001 par value; $25,000 liquidation value per share (Note A)	31,375
Net Assets applicable to Common Shareholders at value	$83,158
Net Assets applicable to Common Shareholders consist of:
Paid-in capital-common shares	$245,219
Distributions in excess of net investment income	(164)
Accumulated net realized gains (losses) on investments	(102,402)
Net unrealized appreciation (depreciation) in value of investments	(59,495)
Net Assets applicable to Common Shareholders at value	$83,158
Common Shares Outstanding ($.0001 par value, 999,994,000 shares authorized)	17,734
Net Asset Value Per Common Share Outstanding	$4.69
*Cost of Investments:
Unaffiliated issuers	$184,178
Affiliated issuers	6,736
Total cost of investments	$190,914

See Notes to Financial Statements 16

Statement of Operations

Neuberger Berman
(000's omitted)

INCOME OPPORTUNITY FUND
For the Year Ended October 31, 2008
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$13,704
Interest income—unaffiliated issuers	13,915
Income from investments in affiliated issuers (Note E)	304
Income from securities loaned—net (Note E)	96
Total income	$28,019
Expenses:
Investment management fees (Note B)	1,924
Administration fees (Note B)	802
Auction agent fees (Note B)	318
Audit fees	56
Basic maintenance expense (Note B)	25
Custodian fees (Note B)	115
Insurance expense	11
Legal fees	83
Shareholder reports	53
Stock exchange listing fees	5
Stock transfer agent fees	13
Interest expense (Note A)	5
Directors' fees and expenses	36
Miscellaneous	42
Total expenses	3,488
Investment management fees waived (Notes A & B)	(810)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(11)
Total net expenses	2,667
Net investment income (loss)	$25,352
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(100,938)
Sales of investment securities of affiliated issuers	(477)
Interest rate swap contracts	(193)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(63,752)
Interest rate swap contracts	(681)
Net gain (loss) on investments	(166,041)
Distributions to Preferred Shareholders	(4,815)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	$(145,504)

See Notes to Financial Statements 17

Statements of Changes in Net Assets

Neuberger Berman
(000's omitted)

	INCOME OPPORTUNITY FUND
	Year Ended October 31, 2008	Year Ended October 31, 2007
Increase (Decrease) in Net Assets Applicable to Common Shareholders:
From Operations:
Net investment income (loss)	$25,352	$24,449
Net realized gain (loss) on investments	(101,608)	23,321
Change in net unrealized appreciation (depreciation) of investments	(64,433)	(63,815)
Distributions to Preferred Shareholders From (Note A):
Net investment income	(2,573)	(3,719)
Net realized gain on investments	(1,726)	(2,819)
Tax return of capital	(516)	—
Total distributions to preferred shareholders	(4,815)	(6,538)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(145,504)	(22,583)
Distributions to Common Shareholders From (Note A):
Net investment income	(22,450)	(23,027)
Net realized gain on investments	(15,059)	(17,453)
Tax return of capital	(4,505)	—
Total distributions to common shareholders	(42,014)	(40,480)
From Capital Share Transactions (Note D):
Proceeds from reinvestment of dividends	—	195
Total net proceeds from capital share transactions	—	195
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	(187,518)	(62,868)
Net Assets Applicable to Common Shareholders:
Beginning of year	270,676	333,544
End of year	$83,158	$270,676
Distributions in excess of net investment income at end of year	$(164)	$(261)

See Notes to Financial Statements 18

Notes to Financial Statements Income Opportunity
Fund Inc.

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Income Opportunity Fund Inc. (the "Fund") was organized as a Maryland corporation on April 17, 2003 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Board of Directors of the Fund (the "Board") may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of common shareholders.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

  Management, the investment manager of the Fund, Neuberger Berman, LLC ("Neuberger") and Lehman Brothers Asset Management LLC ("LBAM"), both sub-advisers of the Fund, are wholly owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman Brothers"), a publicly owned holding company. On September 15, 2008, Lehman Brothers filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. On December 1, 2008, Lehman Brothers and NBSH Acquisition, LLC ("NBSH") entered into an agreement (the "Purchase Agreement") pursuant to which a group consisting of portfolio managers, the management team and certain key employees and senior professionals of the Investment Management Division of Lehman Brothers ("Management Members") will acquire a majority interest in Neuberger Berman's business and the fixed income and certain alternative asset management businesses of Lehman Brothers' Investment Management Division (together with Neuberger Berman, the "Acquired Businesses") (the "Proposed Acquisition"). Lehman Brothers will retain a 49% voting interest in the Acquired Businesses. On December 3, 2008, Lehman Brothers selected NBSH as the successful bidder in the public auction for the Acquired Businesses, which was overseen by the bankruptcy court having jurisdiction over the Lehman Brothers matter. The transaction is subject to certain conditions and approvals, including final approval by the bankruptcy court.

  These events, while affecting Lehman Brothers, have not had a material impact on the Fund or its operations. Management, Neuberger and LBAM will continue to operate in the ordinary course of business as the investment manager and sub-advisers of the Fund.

  Included in the Acquired Businesses are Management, Neuberger and LBAM. The consummation of the Proposed Acquisition could be deemed an "assignment" of the Fund's Management and Sub-Advisory Agreements which would, by law, automatically terminate those agreements. Accordingly, the Fund's Board of Directors, including the Directors who are not "interested persons" of the investment manager and its affiliates or the Fund, are engaged in a review of the new Management Agreements and Sub-Advisory Agreements for the Fund. The new agreements also will require the approval of the Fund's shareholders.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

4  Income tax information: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  The Fund has adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2005 - 2007. As of October 31, 2008, the Fund did not have any unrecognized tax benefits.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

  As determined on October 31, 2008, permanent differences resulting primarily from different book and tax accounting for amortization of bond premium, paydown gains and losses, distribution redesignations, income recognized on interest rate swaps, return of capital adjustments and characterization of distributions from real estate investment trusts ("REITs") were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value applicable to common shareholders or net asset value per common share of the Fund.

  The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007 was as follows:

		Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Tax Return of Capital		Total
2008	2007	2008	2007	2008	2007	2008	2007
$25,023,020	$29,428,713	$16,785,567	$17,588,999	$5,021,169	$—	$46,829,756	$47,017,712

  As of October 31, 2008, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$—	$—	$(60,780,043)	$(101,116,453)	$(161,896,496)

  The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of distribution payments, capital loss carryforwards, wash sales, amortization of bond premium and partnership basis adjustments.

  To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at October 31, 2008, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring In:
2016
$101,116,453

5  Distributions to shareholders: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay monthly distributions to common shareholders. The Fund has adopted a policy to pay common shareholders a stable monthly distribution. The Fund's ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on preferred shares and the level of Fund expenses. In an effort to maintain a stable distribution amount, the Fund may pay distributions consisting of net investment income, realized gains and paid-in capital. There is no a ssurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and realized capital gains. The composition of the Fund's distributions for the calendar year 2008 will be reported to Fund shareholders on IRS Form 1099DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common shareholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable distribution paid by the Fund. Distributions to preferred shareholders are accrued and determined as described in Note A-7.

  The Fund invests a significant portion of its assets in securities issued by real estate companies, including real estate investment trusts ("REITs"). The distributions the Fund receives from REITs are generally comprised of income, capital gains, and return of capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2008, the Fund estimated these amounts within the financial statements since the information is not available from the REITs until after the Fund's fiscal year-end. For the year ended October 31, 2008, the character of distributions paid to shareholders disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099DIV received to date. Based on past experience it is possible that a portion of the Fund' s distributions during the most recently completed fiscal year will be considered tax return of capital but the actual amount of tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099DIV.

  The Fund declared three monthly distributions to common shareholders in the amounts of $0.10625, $0.10625 and $0.05, respectively, per share, payable after the close of the reporting period, on November 28, 2008, December 31, 2008 and January 30, 2009 to shareholders of record on November 17, 2008, December 15, 2008 and January 14, 2009, respectively, with ex-dates of November 13, 2008, December 11, 2008 and January 12, 2009, respectively.

6  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to the Fund are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

7  Financial leverage: On June 5, 2003, the Fund re-classified 6,000 unissued shares of capital stock as Series A Auction Preferred Shares and Series B Auction Preferred Shares ("Preferred Shares"). On September 26, 2003, the Fund issued 2,510 Series A Preferred Shares and 2,510 Series B Preferred Shares. All Preferred Shares have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon ("Liquidation Value").

  Since February 2008, the market for auction rate preferred securities has experienced an unprecedented number of failed auctions. A failed auction occurs when sellers outnumber bidders, and as a result, sellers cannot sell all, and in many cases any, of their auction rate preferred securities. When a failed auction occurs, the distribution rate for auction rate preferred securities resets to a maximum rate, which is typically determined according to a formula applied to a "base" rate. Historically, if there were not a sufficient number of bids to purchase all the auction rate preferred securities submitted to be sold in an auction, one or more broker-dealers would voluntarily allocate their own capital to purchase the remaining auction rate preferred securities. In doing so, the broker-dealer(s) would prevent a failed auction and, therefore, payment of distributions at the maximum rate. Earlier this year, most broker -dealers ceased allocating their capital to auctions for auction rate preferred securities, resulting in the unprecedented number of failed auctions.

  From February 2008 through November 2008, the auctions for the Fund's Preferred Shares consistently failed. Although the failed auctions resulted in a lack of liquidity for preferred shareholders, they were not an event of default for the Fund nor did they affect the credit quality of the Preferred Shares, which retained their AAA/Aaa ratings. When auctions failed, the Fund paid distributions on Preferred Shares that were set at the maximum rate, which was the greater of 150% of the base rate (the base rate is ""AA" rated composite commercial paper rate) as a result of the failed auctions.

  Except when the Fund declared a special rate period, distributions to preferred shareholders, which were cumulative, were accrued daily and paid every 7 days. Distribution rates were reset every 7 days based on the results of an auction, except during special rate periods. For the year ended October 31, 2008, distribution rates ranged from 1.44% to 5.91% for Series B Preferred Shares. The Fund declared distributions to preferred shareholders for the period November 1, 2008 to November 11, 2008 of $13,680 for Series B Preferred Shares.

  In September 2008, the Fund entered into a Master Securities Purchase Agreement and a Master Note Purchase Agreement pursuant to which it could issue privately placed notes ("PNs") and privately placed perpetual preferred shares ("PPS" and, together with PNs, "Private Securities") and use the proceeds to redeem its outstanding Preferred Shares. On October 27, 2008, the Fund redeemed all of its outstanding Preferred Shares, Series A, having an aggregate liquidation preference of $62,500,000. On October 29, 2008, the Fund redeemed half of its outstanding Preferred Shares, Series B, having an aggregate liquidation preference of $31,250,000 issued PNs with an aggregate principle amount of $19,000,000. After the end of its fiscal year, in November 2008, the Fund redeemed the remaining outstanding Preferred Shares, Series B, having an aggregate liquidation value of $31,250,000, and issued additional PNs with an aggregate p rincipal value of $42,400,000 and issued 595 PPS with an aggregate liquidation preference of $14,875,000. All Preferred Shares redemptions were effected at the liquidation price of $25,000 per share plus any accumulated and unpaid dividends. The aggregate number of Preferred Shares redeemed and the aggregate redemption amount (excluding the final dividend payment) from October through November 2008 are as below:

Series	Shares Redeemed	Amount Redeemed
Series A	2,510	$62,750,000
Series B	2,510	62,750,000

  The PNs mature in October 2013 and interest thereon is accrued daily and paid quarterly. The PPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon ("PPS Liquidation Value"). Dividends are accrued daily and paid quarterly for PPS.

  The Fund may redeem PPS or prepay the PNs, in whole or in part, at its option after giving a minimum amount of notice to the relevant holders of the Private Securities but will incur additional expenses if it chooses to so redeem or prepay. After the end of its fiscal year, in December 2008, the Fund prepaid $4,300,000 of the aggregate principal amount of the PNs outstanding and incurred certain additional expenses in connection therewith.

  The Fund is also subject to certain restrictions relating to the Private Securities. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of PPS at PPS Liquidation Value and/or mandatory prepayment of PNs at par plus accrued but unpaid interest. The holders of PPS are entitled to one vote per share and will vote with holders of common shares as a single class, except that the holders of PPS will vote separately as a class on certain matters, as required by law or the Fund's charter. The holders of the PPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on PPS for two consecutive years.

8  Interest rate swaps: The Fund may enter into interest rate swap transactions, with institutions that Management has determined are creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of the interest rate swap contracts, the Fund agrees to pay the swap counter party a fixed-rate payment in exchange for the counter party's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's Preferred Shares. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

  Risks may arise if the counter party to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counter party is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise from movements in interest rates unanticipated by Management.

  Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund's total net assets applicable to common shareholders or its total net increase (decrease) in net assets applicable to common shareholders resulting from operations. At October 31, 2008, the Fund had no outstanding interest rate swap contracts.

9  Security lending: A third party, eSecLending, assists the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement.

  eSecLending currently serves as exclusive lending agent for the Fund. The Fund is currently not guaranteed any particular level of income. In addition, for part of the fiscal year, Neuberger, an affiliate of the Fund, served as exclusive lending agent for the Fund. The Fund selected Neuberger through a bidding process in accordance with an Exemptive Order issued by the Securities and Exchange Commission.

  Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by LBAM, an affiliate of Management.

  At various times during the course of the Fund's fiscal year ended October 31, 2008, the Quality Fund's NAV was below $1.00 per share, which could have affected the NAV of the Fund with securities loans outstanding during the period. The Quality Fund's price per share on October 31 was $0.99. If it were necessary to liquidate assets in the Quality Fund to meet returns on outstanding securities loans at a time when the Quality Fund's price per share was less than $1.00, the Fund may not receive an amount from the Quality Fund that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. In addition, as a result of recent reduced liquidity in the credit and fixed income markets, it may be difficult to dispose quickly of some securities in the Quality Fund at the price at which the Quality Fund is carrying th em. The Quality Fund is not a money market fund that operates in accordance with Rule 2a-7 under the 1940 Act and there is no assurance that it will maintain a $1.00 share price.

  Net income from the lending program represents the guaranteed amount received from a principal plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the fiscal year ended October 31, 2008, the Fund received net income under the securities lending arrangement of approximately $96,349, which consists of the amount stated in the Statement of Operations under the caption "Income from securities loaned — net." For the fiscal year ended October 31, 2008, "Income from securities loaned — net" consisted of approximately $2,122,037 in income earned on cash collateral and guaranteed amounts (including approximately $2,044,059 of interest income earned from the Quality Fund and $77,978 in guaranteed amounts received from Neuberger), less fees and expenses paid of approximately $2,025,688 (including approxi mately $585,199 retained by Neuberger).

10  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11  Transactions with other funds managed by Neuberger Berman Management LLC: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the year ended October 31, 2008, management fees waived under this Arrangement amounted to $8,219 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the year ended October 31, 2008, income earned under this Arrangement amounted to $304,474, and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

12  Concentration of risk: Under normal market conditions, the Fund's equity investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. The value of the Fund's shares may fluctuate more due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry, or a segment of the United States real estate industry in which the Fund owns a substantial position, than would the shares of a fund not concentrated in the real estate industry. The Fund's debt investments will be concentrated in high-yield corporate debt securities rated, at the time of investment, Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's, or if unrated by either of those entities, determined by Management to be of comparable quality. Due to the inherent volatility and illiquidity of the high yield securities in which the Fund invests and the real or perceived difficulty of issuers of those high yield securities to meet their payment obligations during economic downturns or because of negative business developments relating to the issuer or its industry in general, the value of the Fund's shares may fluctuate more than would be the case if the Fund did not concentrate in high yield securities.

13  Indemnifications: Like many other companies, the Fund's organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund's maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Note B—Management Fees, Administration Fees, and Other Transactions with Affiliates:

  The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.60% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any Preferred Shares outstanding and principal balance of Senior Notes issued is not considered a liability.

  Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the following annual rates:

Year Ended October 31,	% of Average Daily Managed Assets
2008	0.25
2009	0.19
2010	0.13
2011	0.07

  Management has not contractually agreed to waive any portion of its fees beyond October 31, 2011.

  For the year ended October 31, 2008, such waived fees amounted to $801,583.

  The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.25% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

  Effective April 1, 2008, LBAM became the Fund's sub-adviser for the fixed income portion of the Fund's portfolio. Neuberger and LBAM are retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Directors of the Fund are also employees of LBAM, Neuberger and/or Management.

  The Fund had entered into a commission recapture program, which enabled it to pay some of its operational expenses by recouping a portion of the commissions it paid to a broker that was not a related party of the Fund. Pursuant to the agreement, brokers paid recaptured commissions to the Fund's custodian and the custodian directed these amounts toward payment of expenses such as custodial, transfer agency or accounting services. Effective April 1, 2008, this commission recapture program was terminated. For the period ended March 31, 2008, the impact of this arrangement was a reduction of expenses of $7,998.

  The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2008, the impact of this arrangement was a reduction of expenses of $2,745.

  In connection with the settlement of each Preferred Share auction, the Fund paid, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the Preferred Shares held by the broker-dealer's customers. For any auction preceding a rate period of less than one year, the service fee was paid at the annual rate of 1/4 of 1%; for any auction preceding a rate period of one year or more, the service fee was paid at a rate agreed to by the Fund and the broker-dealer.

  In order to satisfy rating agencies' requirements, the Fund is required to provide each rating agency a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by each rating agency as one of the conditions to maintain the AAA/Aaa rating on the Preferred Shares. "Discounted value" refers to the fact that the rating agencies require the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agencies. The Fund pays a fee to State Street for the preparation of these reports, which is reflected in the Statement of Operations under the caption "Basic maintenance expense."

Note C—Securities Transactions:

  During the year ended October 31, 2008, there were purchase and sale transactions (excluding short-term securities and interest rate swap contracts) of $242,859,564 and $327,688,593, respectively.

  During the year ended October 31, 2008, brokerage commissions on securities transactions from affiliated brokers were as follows: Neuberger received $9 and Lehman Brothers Inc. received $12,870.

Note D—Capital:

  At October 31, 2008, the common shares outstanding and the common shares of the Fund owned by Neuberger were as follows:

Common Shares Outstanding	Common Shares Owned by Neuberger
17,734,383	6,981

  Transactions in common shares for the years ended October 31, 2008 and October 31, 2007 were as follows:

Reinvestment of Dividends and Distributions		Net Increase in Common Shares Outstanding
2008	2007	2008	2007
—	10,735	—	10,735

Note E—Investments In Affiliates:

Name of Issuer	Balance of Shares Held October 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held October 31, 2008	Value October 31, 2008	Income From Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	5,900,182	225,835,156	224,999,391	6,735,947	$6,735,947	$304,474
Neuberger Berman Securities Lending Quality Fund, LLC**	78,902,101	353,140,837	432,042,938	—	—	2,044,059
Total					$6,735,947	$2,348,533

*  Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

**  Quality Fund, a fund managed by LBAM, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note F—Recent Accounting Pronouncements:

  In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of October 31, 2008, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

  In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133" ("FAS 161"), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. In September 2008, FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4 (the "FSP"), "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161" was issued and is effective for fiscal years and interim periods ending after November 15, 2008. The FSP amends FASB Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities," to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

Note G—Recent Market Events

  Recent events have resulted in fixed income instruments experiencing liquidity issues, increased price volatility, credit downgrades and increased likelihood of default. Due to the market turbulence, some investors have turned to the safety of securities issued or guaranteed by the U.S. Treasury, causing the prices of these securities to rise and their yields to decline.

  The U.S. federal government and certain foreign governments have acted to calm credit markets and increase confidence in the U.S. and world economies. The U.S. government is injecting liquidity into certain large financial services companies and establishing programs to assist in the purchase of money market instruments. The ultimate effect of these efforts is, of course, not yet known.

Financial Highlights

Income Opportunity Fund Inc.

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

	Year Ended October 31,
	2008	2007	2006	2005	2004
Common Share Net Asset Value, Beginning of Year	$15.26	$18.82	$16.37	$16.69	$14.72
Income From Investment Operations Applicable to Common Shareholders:
Net Investment Income (Loss)¢	1.43	1.38	1.24	1.07	1.27	ß
Net Gains or Losses on Securities (both realized and unrealized)	(9.36)	(2.29)	2.86	.57	2.08	ß
Common Share Equivalent of Distributions to Preferred Shareholders From:
Net Investment Income¢	(.14)	(.21)	(.28)	(.13)	(.09)
Net Capital Gains¢	(.10)	(.16)	(.05)	(.07)	(.01)
Tax Return of Capital¢	(.03)	—	—	(.01)	—
Total Distributions to Preferred Shareholders	(.27)	(.37)	(.33)	(.21)	(.10)
Total From Investment Operations Applicable to Common Shareholders	(8.20)	(1.28)	3.77	1.43	3.25
Less Distributions to Common Shareholders From:
Net Investment Income	(1.27)	(1.30)	(1.11)	(1.03)	(1.11)
Net Capital Gains	(.85)	(.98)	(.21)	(.61)	(.17)
Tax Return of Capital	(.25)	—	—	(.11)	—
Total Distributions to Common Shareholders	(2.37)	(2.28)	(1.32)	(1.75)	(1.28)
Less Capital Charges From:
Issuance of Common Shares	—	—	—	—	—
Issuance of Preferred Shares	—	—	—	—	(.00)
Total Capital Charges	—	—	—	—	(.00)
Common Share Net Asset Value, End of Year	$4.69	$15.26	$18.82	$16.37	$16.69
Common Share Market Value, End of Year	$4.40	$13.49	$17.22	$14.23	$15.07
Total Return, Common Share Net Asset Value†	(61.28)%	(7.32)%	25.13%	10.33%	23.67%
Total Return, Common Share Market Value†	(58.91)%	(10.46)%	31.71%	6.22%	17.57%
Ratios/Supplemental Data††
Net Assets Applicable to Common Shareholders, End of Year (in millions)	$83.2	$270.7	$333.5	$290.0	$295.8
Preferred Shares, at Liquidation Value ($25,000 per share liquidation preference) (in millions)	$31.4	$125.5	$125.5	$125.5	$125.5
Ratio of Gross Expenses to Average Net Assets Applicable to Common Shareholders#	1.37%	1.11%	1.11%	1.13%	1.16	%ß
Ratio of Net Expenses to Average Net Assets Applicable to Common Shareholders‡	1.36%	1.10%	1.10%	1.13%	1.16	%ß
Ratio of Net Investment Income (Loss) Excluding Preferred Share Distributions to Average
Net Assets Applicable to Common Shareholders	12.94%	7.94%	7.18%	6.49%	8.08	%ß
Ratio of Preferred Share Distributions to Average Net Assets
Applicable to Common Shareholders	2.46%	2.13%	1.89%	1.26%	.62%
Ratio of Net Investment Income (Loss) Including Preferred Share Distributions to Average
Net Assets Applicable to Common Shareholders	10.48%	5.81%	5.29%	5.23%	7.46	%ß
Portfolio Turnover Rate	79%	76%	61%	49%	74%
Asset Coverage Per Preferred Share, End of Year@	$91,277	$78,931	$91,462	$82,794	$83,933
Notes Payable (in millions)	$19	$—	$—	$—	$—
Asset Coverage Per $1,000 of Notes Payable@@	$7,029	$—	$—	$—	$—

See Notes to Financial Highlights 28

Notes to Financial Highlights Income Opportunity
Fund Inc.

†  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. Total return would have been lower if Management had not waived a portion of the investment management fee.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  After issuance of Senior Notes and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, and the Fund had not issued Senior Notes, the annualized ratios of net expenses to average daily net assets applicable to common shareholders would have been:

Year Ended October 31,
2008	2007	2006	2005	2004
1.77%	1.45%	1.45%	1.48%	1.52%

@  Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on Preferred Shares) from the Fund's total assets and dividing by the number of Preferred Shares outstanding.

@@  Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on AMPS and the Notes payable) from the Fund's total assets and dividing by the outstanding notes payable balance.

††  Expense ratios do not include the effect of distribution payments to preferred shareholders. Income ratios include income earned on assets attributable to Preferred Shares outstanding.

ß  Prior to November 1, 2003, the Fund recorded the accrual of the net interest income or expense expected to be received or paid at interim settlement dates as a net payable or receivable for swap contracts and actual amounts paid as net interest income or expense on swap contracts. As a result of SEC staff guidance relating to the application of FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities to registered investment companies, effective November 1, 2003, periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. Accordingly, for the year ended October 31, 2004, the per share am ounts and ratios shown decreased or increased as follows:

Net Investment Income	$.11

Net Gains or Losses on Securities (both realized and unrealized)	$(.11)

Ratio of Gross Expenses to Average Net Assets Applicable to Common Shareholders	(.71%)

Ratio of Net Expenses to Average Net Assets Applicable to Common Shareholders	(.71%)

Ratio of Net Investment Income (Loss) Excluding Preferred Share Distributions to Average Net Assets Applicable to Common Shareholders	.71%

Ratio of Net Investment Income (Loss) Including Preferred Share Distributions to Average Net Assets Applicable to Common Shareholders	.71%

¢  Calculated based on the average number of shares outstanding during each fiscal period.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Neuberger Berman Income Opportunity Fund Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Neuberger Berman Income Opportunity Fund Inc. (the "Fund") as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and sig nificant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Income Opportunity Fund Inc. at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 19, 2008

Distribution Reinvestment Plan

The Bank of New York Mellon ("Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Distribution Reinvestment Plan ("Plan") in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund ("Shares"), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market pric e per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's acc ount. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is le ss than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of Maryland.

Directory

Investment Manager and Administrator

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
877.461.1899 or 212.476.8800

Sub-Advisers

Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

Lehman Brothers Asset Management LLC
200 South Wacker Drive
Suite 2100
Chicago, IL 60601

Custodian

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

Stock Transfer Agent

Bank of New York Mellon
480 Washington Boulevard
Jersey City, NJ 07317

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Directors and Officers

The following tables set forth information concerning the directors ("Directors") and officers ("Officers") of Neuberger Berman Income Opportunity Fund Inc. (the "Fund"). All persons named as directors and officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Management LLC ("Management"), Lehman Brothers Asset Management ("LBAM") and Neuberger Berman, LLC ("Neuberger"). The Fund's Statement of Additional Information includes additional information about Directors as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (877) 461-1899.

Information about the Board of Directors

Name, (Year of Birth), Address(1)and Position(2) with Fund	Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director(4)	Other Directorships Held Outside Fund Complex by Director
CLASS I

Independent Directors

Faith Colish (1935) Director	Since 2003	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	60	Formerly, Director (1997 to 2003) and Advisory Director (2003 to 2006), ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Michael M. Knetter (1960) Director	Since 2007	Dean, School of Business, University of Wisconsin — Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business — Dartmouth College, 1998 to 2002.	60	Trustee, Northwestern Mutual Series Fund, Inc., since February 2007; Director, Wausau Paper, since 2005; Director, Great Wolf Resorts, since 2004.

Cornelius T. Ryan (1931) Director	Since 2003	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, since 1981.	60	None.

Name, (Year of Birth), Address(1)and Position(2) with Fund	Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director(4)	Other Directorships Held Outside Fund Complex by Director
Peter P. Trapp (1944) Director	Since 2003	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	60	None.

Director who is an "Interested Person"

Robert Conti* (1956) Chief Executive Officer, President and Director	Chief Executive Officer, President and Director since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2000 to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	60	Chairman of the Board, Staten Island Mental Health Society since 2008.

Name, (Year of Birth), Address(1)and Position(2) with Fund	Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director(4)	Other Directorships Held Outside Fund Complex by Director
CLASS II

Independent Directors

John Cannon (1930) Director	Since 2003	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	60	Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund since 1992.

C. Anne Harvey (1937) Director	Since 2003	President, C.A. Harvey Associates, since October 2001; formerly, Director, AARP, 1978 to December 2001.	60	Formerly, President, Board of Associates to The National Rehabilitation Hospital's Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002.

George W. Morriss (1947) Director	Since 2007	Formerly, Executive Vice President and Chief Financial Officer, People's Bank (a financial services company), 1991 to 2001.	60	Manager, Old Mutual 2100 fund complex (consisting of six funds) since October 2006 for four funds and since February 2007 for two funds.

Name, (Year of Birth), Address(1)and Position(2) with Fund	Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director(4)	Other Directorships Held Outside Fund Complex by Director
Tom D. Seip (1950) Chairman of the Board and Director	Director since 2003; Chairman of the Board since 2008; Lead Independent Director from 2006 to 2008	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive at the Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc., and Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998, and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	60	Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Compensation Committee, H&R Block, Inc., since 2006; Director, America One Foundation, since 1998; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2004 to 2006; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006; formerly, Director, E-Bay Zoological Society, 1999 to 2003; formerly, Director, General Magic (voice recognition software), 2001 to 2002; formerly, Director, E-Finance Corporation (credit decisioning services), 1999 to 2003; formerly, Director, Save-Daily.com (micro investing services), 1999 to 2003.

Name, (Year of Birth), Address(1)and Position(2) with Fund	Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director(4)	Other Directorships Held Outside Fund Complex by Director
Director who is an "Interested Person"

Jack L. Rivkin* (1940) Director	Since 2003; formerly, President 2003 to 2008	Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; formerly, Director and Chairman, Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.	60	Director, Dale Carnegie and Associates, Inc. (private company), since 1998; Director, Solbright, Inc. (private company), since 1998.

Name, (Year of Birth), Address(1)and Position(2) with Fund	Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director(4)	Other Directorships Held Outside Fund Complex by Director
CLASS III

Independent Directors

Martha C. Goss (1949) Director	Since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	60	Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Advisory Board Member, Attensity (software developer), since 2005; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not for profit association), since 2003; Trustee Emerita, Brown University, since 1998.

Robert A. Kavesh (1927) Director	Since 2003	Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	60	Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., 1972 to 1986 (public company).

Name, (Year of Birth), Address(1)and Position(2) with Fund	Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director(4)	Other Directorships Held Outside Fund Complex by Director
Howard A. Mileaf (1937) Director	Since 2003	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	60	Director, Webfinancial Corporation (holding company), since December 2002; formerly, Director WHX Corporation (holding company), January 2002 to June 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theater), 2000 to 2005.

Edward I. O'Brien (1928) Director	Since 2003	Formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	60	Formerly, Director, Legg Mason, Inc. (financial services holding company), 1993 to July 2008; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.

William E. Rulon (1932) Director	Since 2003	Retired; formerly, Senior Vice President, Foodmaker, Inc. (operator and franchiser of restaurants), until January 1997.	60	Formerly, Director, Pro-Kids Golf and Learning Academy (teach golf and computer usage to "at risk" children), 1998 to 2006; formerly, Director, Prandium, Inc. (restaurants), March 2001 to July 2002.

Name, (Year of Birth), Address(1)and Position(2) with Fund	Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director(4)	Other Directorships Held Outside Fund Complex by Director
Candace L. Straight (1947) Director	Since 2003	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	60	Director, Montpelier Re (reinsurance company), since 2006; Director, National Atlantic Holdings Corporation (property and casualty insurance company), since 2004; Director, The Proformance Insurance Company (property and casualty insurance company), since March 2004; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), December 1998 to March 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  The Board of Directors shall at times be divided as equally as possible into three classes of Directors designated Class I, Class II, and Class III. The terms of office of Class I, Class II, and Class III Directors shall expire at the annual meeting of shareholders held in 2009, 2010, and 2011, respectively, and at each third annual meeting of stockholders thereafter.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4)  For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

*  Indicates a Fund Director who is an "interested person" within the meaning of the 1940 Act. Mr. Conti is an interested person of the Fund by virtue of the fact that he is an officer of Management, and Neuberger. Mr. Rivkin may be deemed an interested person of the Fund by virtue of the fact that, until August 2008, he was a director of Management and an officer of Neuberger.

Information about the Officers of the Fund

Name, (Year of Birth), and Address(1)	Position and Length of Time Served	Principal Occupation(s)(2)
Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since 2003	Senior Vice President, Neuberger, since 2006; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Associate General Counsel, Neuberger, 1999 to 2004; Anti-Money Laundering Compliance Officer, fifteen registered investment companies for which Management acts as investment manager and administrator (six since 2002, two since 2003, four since 2004, one since 2005 and two since 2006).

Michael J. Bradler (1970)	Assistant Treasurer since 2005	Vice President, Neuberger, since 2006; Employee, Management, since 1997; Assistant Treasurer, fifteen registered investment companies for which Management acts as investment manager and administrator (thirteen since 2005 and two since 2006).

Claudia A. Brandon (1956)	Executive Vice President since 2008; Secretary since 2003	Senior Vice President, Neuberger, since 2007; Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; Senior Vice President Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006 and Employee since 1999; Secretary, fifteen registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, two since 2003, four since 2004, one since 2005 and two since 2006).

Maxine L. Gerson (1950)	Executive Vice President since 2008; Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	Senior Vice President, Neuberger, since 2002; Deputy General Counsel and Assistant Secretary, Neuberger, since 2001; Senior Vice President, Management, since 2006; Secretary and General Counsel, Management, since 2004; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), fifteen registered investment companies for which Management acts as investment manager and administrator (thirteen since 2005 and two since 2006).

Sheila R. James (1965)	Assistant Secretary since 2003	Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; Assistant Secretary, fifteen registered investment companies for which Management acts as investment manager and administrator (six since 2002, two since 2003, four since 2004, one since 2005 and two since 2006).

Name, (Year of Birth), and Address(1)	Position and Length of Time Served	Principal Occupation(s)(2)
Kevin Lyons (1955)	Assistant Secretary since 2003	Assistant Vice President, Neuberger, since 2008 and Employee since 1999; Assistant Secretary, fifteen registered investment companies for which Management acts as investment manager and administrator (eight since 2003, four since 2004, one since 2005 and two since 2006).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005; prior thereto, Assistant Treasurer since 2003	Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, fifteen registered investment companies for which Management acts as investment manager and administrator (thirteen since 2005 and two since 2006); formerly, Assistant Treasurer, fourteen registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005	Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, fifteen registered investment companies for which Management acts as investment manager and administrator (thirteen since 2005 and two since 2006).

Chamaine Williams (1971)	Chief Compliance Officer since 2005	Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Senior Vice President, Lehman Brothers Inc., since 2007; formerly, Vice President, Lehman Brothers Inc., 2003 to 2006; Chief Compliance Officer, fifteen registered investment companies for which Management acts as investment manager and administrator (fourteen since 2005 and one since 2006); formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007; formerly, Vice President, UBS Global Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly-owned subsidiary of PaineWebber Inc.), 1997 to 2003.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Notice to Shareholders (Unaudited)

In early 2009 you will receive information to be used in filing your 2008 tax returns, which will include a notice of the exact tax status of all distributions paid to you by the Fund during calendar 2008. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

The Fund hereby designates $16,785,567 as a capital gain distribution.

For Neuberger Berman Income Opportunity Fund Inc., 2.41% of dividends distributed during the fiscal year ended October 31, 2008 qualifies for the dividends received deduction for corporate shareholders.

For the fiscal year ended October 31, 2008, the Fund designates $216,495, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending upon an individual's tax bracket. Complete information regarding the Fund's distributions during the calendar year 2008 will be reported in conjunction with Form 1099DIV.

Changes to By-Laws

On November 11, 2008, the Fund's Directors adopted an amendment to its Amended and Restated By-Laws that expands the information a shareholder must provide when submitting any nomination for the election of Directors or any shareholder proposal. The Fund anticipates that this information will assist shareholders in evaluating the extent to which the interests of a shareholder making a nomination or proposal diverge from their own interests.

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on September 25, 2008, the Board of Directors ("Board") of Neuberger Berman Income Opportunity Fund Inc. ("Fund"), including the Directors who are not "interested persons" of Neuberger Berman Management LLC ("Management") or the Fund ("Independent Fund Directors"), approved the continuance of the Fund's Management and Sub-Advisory Agreements ("Agreements").

In evaluating the Agreements, the Board, including the Independent Fund Directors, reviewed materials furnished by Management and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Directors, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Directors were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Directors received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Directors may have on their initial review of the report and that the Independent Fund Directors have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted primarily to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and profits or losses realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors.

The Board considered the continued integrity of Management and Neuberger as organizations, despite the bankruptcy filing by Lehman Brothers Holdings Inc. The Board discussed the efforts made by Management and Neuberger to retain employees, and the reported likelihood that such employees would be retained. The Board discussed the provisions that were being made for ancillary services by Management, Neuberger and their affiliates.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the experience and staffing of the portfolio management and investment research personnel of Management and Neuberger who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and the quality of brokerage execution obtained by Management. The Board's Portfolio Transactions and Pricing Committee from time to time reviewed the quality of the brokerage services that Neuberger and Lehman Brothers Inc. had provided, and periodically reviews studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by the Fund. The Board also reviewed whether Management and Neub erger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived from such services by Management, Neuberger, the Fund and other clients of Management and Neuberger. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

The Board considered the performance of the Fund on both a market return and net asset value basis relative to its benchmark and a peer group of investment companies pursuing broadly similar strategies. The Board also considered performance in relation to the degree of risk undertaken by the portfolio managers. The Board discussed with

Management the Fund's performance and the steps that Management had taken, or intended to take, to improve the Fund's performance. The Board also considered Management's resources and responsiveness with respect to the Fund.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is "at cost." In addition, the Board considered the contractual waiver of a portion of the management fee undertaken by Management.

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies as the Fund. The Board noted that there were no such comparable funds and/or separate accounts.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund is a closed-end fund that is not continuously offering shares and that, without daily inflows and outflows of capital, there are limited opportunities for significant economies of scale to be realized by Management in managing the Fund's assets.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit or loss on the Fund for a recent period and the trend in profit or loss over recent years. The Board also carefully examined Management's cost allocation methodology and in recent years had an independent consultant review the methodology. It also reviewed an analysis from an independent data service on profitability margins in the investment management industry. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that Management's level of profitability was not excessive.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund.

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Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158–0180
Internal Sales & Services
877.461.1899
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund.

H0653 12/08

Item 2. Code of Ethics

The Board of Directors (“Board”) of Neuberger Berman Income Opportunity Fund Inc. (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21334 (filed on July 10, 2006). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha Goss, Howard Mileaf and George Morriss. Ms. Goss, Mr. Mileaf and Mr. Morriss are independent directors as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services

Ernst & Young, LLP (“E&Y”) serves as independent registered public accounting firm to the Registrant.

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $38,100 and $40,000 for the fiscal years ended 2007 and 2008, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $6,250 and $6,500 for the fiscal years ended 2007 and 2008, respectively. The nature of the services provided involved agreed upon procedures relating to the Preferred Shares. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2007 and 2008, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2007 and 2008, respectively.

(c) Tax Fees

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $9,700 and $10,000 for the fiscal years ended 2007 and 2008, respectively. The nature of the services provided comprised tax compliance, tax advice, and tax planning. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2007 and 2008, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2007 and 2008, respectively.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2007 and 2008, respectively.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2007 and 2008, respectively.

(e) Audit Committee’s Pre-Approval Policies and Procedures

(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons

Not applicable.

(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $15,950 and $16,500 for the fiscal years ended 2007 and 2008, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $425,000 and $400,000 for the fiscal years ended 2007 and 2008, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.

Item 5. Audit Committee of Listed Registrants

The Board has established a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Its members are Martha C. Goss, Howard A. Mileaf, George W. Morriss, Cornelius T. Ryan (Chairman), Tom D. Seip, and Peter P. Trapp.

Item 6. Schedule of Investments

The complete schedule of investments for the Registrant is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board has delegated to Neuberger Berman Management LLC (“NB Management”) the responsibility to vote proxies related to the securities held in the Registrant’s portfolio. Under this authority, NB Management is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its stockholders. The Board permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

NB Management has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including the Registrant. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NB Management’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NB Management’s voting guidelines.

NB Management’s guidelines adopt the voting recommendations of Glass Lewis. NB Management retains final authority and fiduciary responsibility for proxy voting. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NB Management’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) The following Portfolio Managers have day-to-day management responsibility of the Registrant’s portfolio as of the date of the filing of this Form N-CSR.

Ann H. Benjamin is a Vice President of NB Management and Managing Director of Neuberger Berman, LLC. She has been part of the Registrant’s management team since 2005. Ms. Benjamin also manages high yield portfolios for Lehman Brothers Asset Management LLC and its predecessor, an affiliate of Neuberger Berman, LLC. She has managed money for Lehman Brothers Asset Management LLC since 1977.

Brian Jones, CFA is a Vice President of NB Management and Neuberger Berman, LLC. He has been co-portfolio manager of the Registrant since 2008. After joining the firm in 1999, he was an associate analyst. In 2003, he became an analyst covering REIT securities and was named an associate portfolio manager for separately managed accounts investing in REIT securities in 2007.

Thomas P. O’Reilly is a Vice President of NB Management and Managing Director of Neuberger Berman, LLC. He has been part of the Registrant’s management team since 2005. Mr. O’Reilly also manages high yield portfolios for Lehman Brothers Asset Management LLC and its predecessor, an affiliate of Neuberger Berman, LLC. He has managed money for Lehman Brothers Asset Management LLC since 1977.

Steve S. Shigekawa is a Vice President of NB Management and a Senior Vice President of Neuberger Berman, LLC. He has been a co-portfolio manager of the Registrant since 2008 and was an associate portfolio manger of the Registrant from 2005 to 2008. Prior to that, he was an analyst with the firm covering REIT securities since 2002.

(a)(2) The table below describes the other accounts for which each of the Registrant’s Portfolio Managers has day-to-day management responsibility as of October 31, 2008.

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)

Ann H. Benjamin

Registered Investment Companies*	4	350	-	-

Other Pooled Investment Vehicles	-	-	-	-

Other Accounts**	27	4,050	-	-

Brian Jones

Registered Investment Companies*	3	616	-	-

Other Pooled Investment Vehicles	-	-	-	-

Other Accounts**	8	65	-	-

Thomas P. O’Reilly

Registered Investment Companies*	4	350	-	-

Other Pooled Investment Vehicles	-	-	-	-

Other Accounts**	27	4,050	-	-

Steve S. Shigekawa

Registered Investment Companies*	3	616	-	-

Other Pooled Investment Vehicles	-	-	-	-

Other Accounts**	8	65	-	-

*Registered Investment Companies include: Mutual Funds.

**Other Accounts include: Institutional Separate Accounts, Sub-Advised, and Managed Accounts (WRAP).

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Registrant, and which may include transactions that are directly contrary to the positions taken by the Registrant. For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which the Registrant also invests. In such a case, the Portfolio Manager could be seen as harming the performance of the Registrant for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Registrant may not be able to take full advantage of that opportunity. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than the Registrant may outperform the securities selected for the Registrant. Finally, a conflict of interest may arise if NB Management and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not the Registrant or other accounts for which the Portfolio Manager is responsible.

NB Management, Neuberger Berman, LLC and the Registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation (as of October 31, 2008)

A portion of the compensation paid to each Portfolio Manager for management of the mutual funds in the fund family is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The Portfolio Managers are paid a base salary that is not dependent on performance. Each Portfolio Manager also has a “target bonus,” which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual’s willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the Portfolio Managers’ compensation packages, including: (i) whether the Portfolio Manager was a partner/principal of Neuberger Berman, LLC prior to Neuberger Berman Holdings LLC’s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the Portfolio Manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the Portfolio Manager is responsible.

Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager will generally receive a percentage of pre-tax revenue determined on a monthly basis less third party payouts (e.g., a “finder’s fee” or “referral fee” paid to a third party). To determine the percentage of revenue a Portfolio Manager receives, the aggregate fees collected on the accounts for which the Portfolio Manager are responsible are compared to a predetermined benchmark of fees that is grown 4% per annum.

NB Management’s Portfolio Managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. NB Management believes that its Portfolio Managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

NB Management believes the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

(a)(4) Ownership of Securities

Set forth below is the dollar range of equity securities beneficially owned by each of the Registrant’s Portfolio Managers in the Registrant as of October 31, 2008.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Registrant
Ann H. Benjamin	A
Brian Jones	A
Thomas P. O’Reilly	A
Steve S. Shigekawa	A
A = None B = $1-$10,000 C = $10,001 - $50,000 D =$50,001-$100,000	E = $100,001-$500,000 F = $500,001-$1,000,000 G = $1,000,001 or More

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No reportable purchases for the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders

The following amendments to the Amended and Restated By-Laws of the Registrant were adopted on November 11, 2008:

Section 9 of Article II regarding nominations for the election of directors was amended to provide that certain additional items must be included in a notice by a stockholder of the stockholder’s intent to nominate candidates for election to the Board of Directors. The amendment provides, among other requirements, that each such notice must include the name, age, business address and residence address of the person or persons to be nominated, and whether the stockholder who intends to make the nomination believes such nominee is, or is not, an “interested person” of the Registrant, as defined in the 1940 Act. The stockholder must provide information regarding the nominee that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Registrant, to make such determination. The stockholder must also provide all information concerning such nominees that would be required to be disclosed in a proxy statement pursuant to Regulation 14A under the Securities Exchange Act of 1934 in connection with a contested election, whether or not a contested election is involved.

Section 9 was also amended to require the stockholder providing notice to of a nomination disclose in the notice whether the stockholder (or any person acting in concert with the stockholder) intends to deliver a proxy statement or other form of proxy solicitation and, to the extent known by such stockholder, the name and address of other stockholders supporting the proposal or other business. In addition, the stockholder providing notice must disclose, among other information, the extent to which the stockholder (or any person acting in concert with the stockholder) has entered into any hedging, short positions, borrowing or lending of shares, or other transactions with the intent or effect of mitigating loss or managing risk with respect to the stockholder’s investment in the Registrant.

A stockholder is permitted to make only those nominations for which he or she is entitled to vote. The foregoing is only a summary, and is qualified in its entirety by the full text of the bylaws, as amended.

Item 11. Controls and Procedures

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21334 (filed July 10, 2006).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Income Opportunity Fund Inc.

By: /s/ Robert Conti

Robert Conti

Chief Executive Officer

Date: January 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Robert Conti

Robert Conti

Chief Executive Officer

Date: January 5, 2009

By: /s/ John M. McGovern

John M. McGovern
Treasurer and Principal Financial

and Accounting Officer

Date: January 5, 2009